UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:  April 28, 2010
(Date of earliest event reported)

Lithia Motors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation or Organization)	0-21789 (Commission File Number)	93 - 0572810 (IRS Employer Identification No.)

360 E. Jackson Street Medford, Oregon 97501 (address of Principal Executive Offices) (Zip Code)

541-776-6868

Registrant's Telephone Number, Including Area Code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

(a)      On April 28, 2010, Lithia Motors, Inc. held its annual meeting of shareholders.

(b)      The shareholders at the annual meeting acted on the following matters and the results are set forth below.

•         Election of the board of directors for 2010-2011 term

•         Ratification of  the Independent Registered Public Accountants for the year ending December 31, 2010

•         Approving an amendment to the Lithia Motors, Inc. Amended and Restated 2003 Stock Incentive Plan

		No. of Shares	No. of Shares	No. of Broker
Name		Voting For	Withheld Voting	Non-Votes
Sidney B. DeBoer	Class A	15,886,408	600,068	3,072,436
	Class B*	3,762,231	-	-

Thomas Becker	Class A	15,693,869	792,607	3,072,436
	Class B*	3,762,231	-	-

Susan O, Cain	Class A	16,307,721	176,755	3,072,436
	Class B*	3,762,231	-	-

Bryan B. DeBoer	Class A	15,275,087	1,211,389	3,072,436
	Class B*	3,762,231	-	-

William J. Young	Class A	16,085,257	401,219	3,072,436
	Class B*	3,762,231	-	-

Ratification of Independent Registered Public Accountants for the year ending December 31,2010:

	Number of	Number of Shares	Number of	Number of
	Shares Voting	Voting Against	Shares	Broker
	For		Abstaining	Non-Votes
Class A	19,267,713	249,935	41,264
Class B*	3,762,231	-	-	-

Approve an amendment to the Lithia Motors, Inc. Amended and Restated 2003 Stock Incentive Plan:
	Number of	Number of Shares	Number of	Number of
	Shares Voting	Voting Against	Shares	Broker
	For		Abstaining	Non-Votes
Class A	4,416,068	12,046,101	24,307	3,072,436
Class B*	3,762,231	-	-	-

*With respect to all matters, each Class B common stock has 10 votes.  Each of the proposals received the requisite vote for approval.

Shortly before the annual shareholder meeting, Lithia Motors became aware that RiskMetrics/ISS was recommending a vote against the amendment to the 2003 Stock Incentive Plan to increase the number of authorized shares because, while the Plan prohibited “repricing” of stock options, the Plan permitted an exchange of underwater stock options for restricted stock at a fair market valuation.  The Company had never exchanged restricted shares for underwater stock options and had no plans to do so.  To eliminate the one objection raised by RiskMetrics/ISS, the Board of Directors adopted an additional amendment to the Plan to eliminate this limited exchange opportunity.  The Amended and Restated Plan reflecting both the shareholder-approved increase in the shares available under the plan and the additional board-approved changes, has been filed as an exhibit to the most recent Form 10-Q, filed April 30, 2010.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
None

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2010	By:	LITHIA MOTORS, INC. (Registrant) /s/ Kenneth E. Roberts Kenneth E. Roberts Assistant Secretary